Exhibit 10.7

Execution Copy

AMENDMENT NO. 2 TO

AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of June 4, 2015 (the “Agreement”), is entered into by and among (a) Focus Financial Partners, LLC (the “Company”), a Delaware limited liability company, (b) the Lenders (as defined below) and (c) Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as a Lender, L/C Issuer, and Swing Line Lender.

WHEREAS, the Company, certain Subsidiaries of the Company party thereto from time to time pursuant to Section 2.14 thereof (each a “Designated Borrower” and, together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), each lender from time to time party thereto (collectively with the New Lenders (as defined below), the “Lenders” and each individually, a “Lender”), and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 10, 2013 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Credit Agreement);

WHEREAS, each of BMO Harris Bank N.A., Citizens Bank, N.A. and BankUnited, N.A. (collectively, the “New Lenders”) desires to join the Credit Agreement as a “Lender” thereunder;

WHEREAS, the Company has requested (a) an increase in the Revolving Commitments of $255,000,000 (such increased Revolving Commitments, the “Incremental Revolving Commitments”) and (b) an extension of the Maturity Date to June 4, 2020;

WHEREAS, after giving effect to the Incremental Revolving Commitments, the Revolving Commitments shall total $555,000,000;

WHEREAS, in connection with the effectiveness of this Agreement, certain assignments of the Term Loan shall occur among the Lenders as provided for herein;

WHEREAS, each Incremental Revolving Lender (as defined below) has agreed to provide an Incremental Revolving Commitment, subject to the terms and conditions set forth herein, and the Company, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to extend the Maturity Date and amend certain other terms and provisions of the Credit Agreement each as described below; and

NOW, THEREFORE, the Administrative Agent and the undersigned Lenders have agreed, subject to the terms and conditions set forth herein, to amend certain terms and provisions of the Credit Agreement each as described below:

§1.                               Terms of the Incremental Revolving Commitments. Pursuant to Section 2.16(a) of the Credit Agreement, each Lender with an Incremental Revolving Commitment provided for under column (b) of Schedule 2.01 hereto (each an “Incremental Revolving Lender”) agrees to provide Incremental Revolving Commitments in the amount set forth opposite its name under such column, and such Incremental Revolving Commitments shall be added to and constitute a part of the Revolving Commitments for all purposes of the Credit Agreement and the Loan Documents, having the same terms and conditions applicable to the existing Revolving Commitments as set forth in the Loan Documents. On the Second Amendment Effective Date (as defined below), the Revolving Loans shall be adjusted pursuant to Section 2.16(g) of the Credit Agreement (as amended by this Agreement).

§2.                               Assignment of Term Loans. On the Second Amendment Effective Date, without the action of any other Person, each Decreasing Term Lender (as defined below) shall, by assignments to the Increasing Term Lenders (as defined below), sell a portion of the outstanding Term Loans held by it to each Increasing Term Lender, and each Increasing Term Lender shall, by assignments from the Decreasing Term Lenders, purchase a portion of the outstanding Term Loans held by such Decreasing Term Lender, in each case in such amounts (and the Decreasing Term Lenders and the Increasing Term Lenders shall, through the Administrative Agent, make such additional adjustments among themselves as shall be necessary) so that after giving effect to such assignments and adjustments, the Increasing Term Lenders and the Decreasing Term Lenders shall hold outstanding Term Loans in accordance with the amounts set forth under column (f) set forth on Schedule 2.01. Such assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Second Amendment Effective Date. Each Decreasing Term Lender represents and warrants to each Increasing Term Lender to which any of its Loans are being assigned that (i) it is the legal and beneficial owner of the relevant assigned Loans; (ii) it has not created any adverse claim upon the interest being assigned by it to such Increasing Term Lender hereunder; (iii) such interest is free and clear of any lien, encumbrance or other adverse claim; (iv) it has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby and (v) it is not a Defaulting Lender. For purposes of this Section 2, “Decreasing Term Lender” means any Lender whose Term Loan holding set forth in column (f) of Schedule 2.01 is less than its Term Loan holding set forth in column (e) thereof; and “Increasing Term Lender” means any Lender whose Term Loan holding set forth in column (f) of Schedule 2.01 is more than its Term Loan holding set forth in column (e) thereof. The Company shall pay all accrued and unpaid interest on the Term Loans on the Second Amendment Effective Date.

§3.                               Amendments to Credit Agreement. Upon the Second Amendment Effective Date, the Credit Agreement shall be automatically amended as follows without any further action required by any party hereto by:

(a)                                 adding in the appropriate alphabetical order the following new definition in Section 1.01 thereof

“Second Amendment Effective Date” means June 4, 2015.

(b)                                 deleting the last sentence of the definition of “Revolving Commitment” in Section 1.01 thereof and replacing it with the following sentence:

“The aggregate Revolving Commitment of all Revolving Lenders as of the Second Amendment Effective Date is $555,000,000.”

(c)                                  amending and restating in its entirety the definition of “Loan Notice” in Section 1.01 thereof:

“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

(d)                                 amending and restating in its entirety the definition of “Maturity Date” in Section 1.01 thereof:

“Maturity Date” means the later of (a) June 4, 2020 and (b) if maturity is extended pursuant to Section 2.15, such extended maturity date as determined pursuant to such Section; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(e)                                  amending and restating in its entirety the definition of “Responsible Officer” in Section 1.01 thereof:

“Responsible Officer” means any of the chief executive officer, president, chief financial officer, vice president of finance, treasurer or corporate controller of any Loan Party, or, with respect to any Loan Party, any officer of such Loan Party who is the functional equivalent of any of such officers, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the following officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by any Responsible Officer of any Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership, limited liability company and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

(f)                                   amending and restating in its entirety the definition of “Swing Line Loan Notice” in Section 1.01 thereof:

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent in writing (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.

(g)                                  amending Section 2.02(a) by (i) replacing the words “telephone. Each such notice” on the third line thereof with the following:

“(A)       telephone, or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice”;

(ii)      deleting the fourth sentence thereof in its entirety, and (iii) deleting the parenthetical “(whether telephonic or written)” in the seventh sentence thereof.

(h)                                 amending Section 2.04(b) by (i) replacing the words “telephone. Each such notice” on the third line thereof with the following:

“(A)       telephone, or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the

Administrative Agent of a Swing Line Loan Notice. Each such Swing Line Loan Notice”;

(ii)      deleting the third sentence thereof in its entirety, and (iii) deleting the word “telephonic” immediately prior to the word “Swing Line Loan Notice” in the fourth sentence thereof.

(i)                                     amending Section 2.05(a)(i) by adding the clause “in a form acceptable to the Administrative Agent and be” immediately after the words “such notice must be” on the third line thereof.

(j)                                    replacing the phrase “in an aggregate amount not to exceed $150,000,000 for all such Incremental Facilities” in Section 2.16(a) thereof with “in an aggregate amount not to exceed $350,000,000 after the Second Amendment Effective Date for all such Incremental Facilities”.

(k)                                 amending Section 2.16(c) by (1) deleting “and” immediately prior to clause (ii) and replacing such reference with “,” and (2) adding the following at the end thereof immediately before the period:

“and (iii) the Company shall make any breakage payments in connection with any adjustments of Revolving Loans pursuant to Section 3.05”

(l)                                     amending Section 2.16 by inserting the following new clause (g) at the end thereof as follows:

“Adjustments of Revolving Loans. To the extent the Commitments being increased on the relevant Incremental Effective Date are Incremental Revolving Commitments, then each Revolving Lender that is acquiring an Incremental Revolving Commitment on the Incremental Effective Date shall make a Revolving Loan, the proceeds of which will be used to prepay the Revolving Loans of the other Revolving Lenders immediately prior to such Incremental Effective Date, so that, after giving effect thereto, the Revolving Loans outstanding are held by the Revolving Lenders pro rata based on their Revolving Commitments after giving effect to the Incremental Revolving Commitments established on such Incremental Effective Date. If there is a new borrowing of Revolving Loans on such Incremental Effective Date, the Revolving Lenders after giving effect to such Incremental Effective Date shall make such Revolving Loans in accordance with Section 2.01(b). For the avoidance of doubt, any outstanding Letters of Credit, Swing Line Loans and the Revolving Exposure of each existing Revolving Lender and each Incremental Revolving Lender shall automatically be adjusted in accordance with this clause (g).”

(m)                             amending Section 10.02(c) by inserting the following clause immediately after the words “transmission of Borrower Materials” immediately prior to the words “through the Internet” on the fourteenth line thereof:

“or notices through the Platform, any other electronic platform or electronic messaging service, or”

(n)                                 amending Section 10.02(e) by deleting the words “or electronic” on the third line thereof immediately after the word “telephonic”

(o)                                 amending and restating Section 10.17 in its entirety to read as follows:

“Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.”

(p)                                 amending and restating Schedule 2.01 in its entirety in the form of Schedule 2 attached hereto.

§4.                               Waiver. The Administrative Agent and the Lenders party hereto hereby waive the requirement for the Company to make any breakage payments pursuant to Section 3.05 of the Credit Agreement in connection with any adjustment of Revolving Loans resulting from the funding of the Incremental Revolving Commitments on the Second Amendment Effective Date or of the assignments of Term Loans pursuant to Section 2 above on the Second Amendment Effective Date.

§5.                               Joinder of New Lenders. Each New Lender, by its signature below, confirms that it has agreed to become a “Lender” under, and as defined in, the Credit Agreement with a Revolving Commitment and/or Term Loan as set forth on Schedule 2.01 hereto, effective on the date hereof upon the satisfaction of the conditions set forth in Section 5 hereof. Each New Lender (a) acknowledges that in connection with it becoming a Lender it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered by the Company pursuant to the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Lender; and (b) agrees that, upon it becoming a Lender on the date hereof, it will, independently and without reliance upon the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement. In addition, each New Lender represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender on the date hereof; (ii) such New Lender is, on the date hereof, an Eligible Assignee; and (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this Agreement or the performance of its obligations hereunder or as a Lender under the Credit Agreement as of the date hereof. Each New Lender agrees to execute and deliver such other instruments, and take such other actions, as the Administrative Agent or any Loan Party may reasonably request in connection with the transactions contemplated by this Agreement (including, without limitation, delivering to the Administrative Agent, on or prior to the date hereof, an Administrative Questionnaire for such New Lender). The Company, the Administrative Agent, the L/C Issuer, the Swing Line Lender, each existing Lender and each New Lender acknowledges and agrees that, on the date hereof, each New Lender shall become a Lender and, from and after such date each New Lender will have all rights as a Lender under the Loan Documents. Each New Lender acknowledges and agrees that from and after the date hereof such New Lender (x) will be bound by the terms of the Credit Agreement as fully and to the same extent as if such New Lender were an original Lender under the Credit Agreement and (y) will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

§6.                               Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the date such conditions are satisfied, the “Second Amendment Effective Date”):

(a)                                 Documentation. The Administrative Agent shall have received on or prior to the date hereof each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(i)         this Agreement duly executed by the Company, the other Loan Parties and each Lender;

(ii)      a duly executed legal opinion of Weil, Gotshal & Manges LLP, counsel to the Loan Parties, in form and substance substantially consistent with the opinion of Weil, Gotshal & Manges LLP delivered to the Administrative Agent on the Closing Date;

(iii)       a certificate of a Responsible Officer of the Company certifying as to the satisfaction of the conditions set forth in Sections 2.16(c)(i)(A) and (B) of the Credit Agreement; and

(iv)      a certificate of a Responsible Officer of each Loan Party (i) certifying to and attaching the Organization Documents of such Loan Party (or if applicable, at the option of such Loan Party, certifying that there have been no changes to such Organization Documents since the later of (A) the Closing Date and (B) the date on which such entity became a Loan Party) and (ii) certifying and attaching copies of the resolutions adopted by each Loan Party approving and authorizing the execution, delivery and performance of this Agreement.

(b)                                 Fees and Expenses. The Company shall have paid (i) to the Administrative Agent, for account of each Lender providing a signature page to this Agreement by 5:00 p.m. (New York time) on June 3, 2015 (each such Lender, a “Consenting Lender”) an amendment fee in an amount equal to 0.20% of such Consenting Lender’s outstanding Term Loans and Revolving Commitments outstanding immediately prior to the Second Amendment Effective Date (except for any Lender who is a Departing Lender, as defined below), (ii) to the Administrative Agent, for account of each Lender, a closing fee in the amount of 0.50% times such Lender’s Aggregate Increase in Exposure (as defined below), and (iii) all fees and expenses that are due and payable on or prior to the Second Amendment Effective Date (including, without limitation, Attorney Costs of Morgan, Lewis & Bockius LLP that have been previously invoiced to the Company). For purposes of this clause (b), “Departing Lender” means any Lender who will not hold any Revolving Credit Commitment or Term Loan after the Second Amendment Effective Date, and “Aggregate Increase in Exposure” means the aggregate increase in exposure for each Lender, if any, as provided for in column (j) of Schedule 2.01 hereto.

§7.                               Affirmation of the Company and Guarantors. The Company hereby affirms its absolute and unconditional promise to pay to each Lender, the L/C Issuer, the Swing Line Lender and the Administrative Agent the Loans, the L/C Obligations and all other amounts due under the Notes, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein. The Company and each of the Guarantors hereby affirms its guaranty of the

Obligations in accordance with the provisions of the applicable Guaranty. Each of the Company and the Guarantors confirms and agrees that (i) the obligations of the Borrowers to the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Collateral Documents and (ii) all references to the term “Credit Agreement” in the Collateral Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

§8.                               Representations and Warranties. The Company hereby represents and warrants to the Lenders, the Administrative Agent and the L/C Issuer as follows:

(a)                                 Representations and Warranties in Credit Agreement. The representations and warranties of the Company contained in Article 5 of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified as to materiality, which are instead true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except for representations and warranties that are already qualified as to materiality, which were instead true and correct) as of such earlier date.

(b)                                 Authority, No Conflicts, Etc. The execution, delivery and performance of this Agreement and all related documents and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate (or the equivalent company) authority of the Company and its Subsidiaries, (ii) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Company or any of its Subsidiaries and (iv) do not conflict with any provision of the Organization Documents of, or any other agreement or other instrument binding upon, the Company or any of its Subsidiaries.

(c)                                  Enforceability of Obligations. This Agreement and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Company and each of its Subsidiaries party thereto, enforceable against the Company and each of its Subsidiaries party thereto, in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in equity or at law) and an implied covenant of good faith and fair dealing, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

§9.                               No Other Amendments or Waivers. Except as expressly provided in this Agreement, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument.

§10.                        Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart of this Agreement.

§11.                        Governing Law. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

§12.                        Headings, etc. Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall constitute a “Loan Document” under the Credit Agreement.

§13.                        Expenses. The Company agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including Attorney Costs of Morgan, Lewis & Bockius LLP).

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FOCUS FINANCIAL PARTNERS, LLC,
as Company

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 2

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Agreement and the Company’s execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the Credit Agreement; (c) acknowledges and confirms that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (e) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

AGREED AND ACKNOWLEDGED

SUBSIDIARY GUARANTORS:

ATLAS PRIVATE WEALTH MANAGEMENT, LLC

BAM ADVISOR SERVICES, LLC

BAM RISK MANAGEMENT, LLC

BEIRNE WEALTH CONSULTING SERVICES, LLC

BFSG, LLC

BRIDGEWATER WEALTH & FINANCIAL MANAGEMENT LLC

BUCKINGHAM ASSET MANAGEMENT, LLC

FIDELITY INDEPENDENT ADVISER NEWSLETTER, LLC

FLYNN FAMILY OFFICE LLC

FOCUS CANADA HOLDINGS, LLC

FOCUS INTERNATIONAL PARTNERS LLC

GRATUS CAPITAL, LLC

GW & WADE, LLC

HC INSURANCE SERVICES, LLC

HOYLECOHEN, LLC

INSTITUTIONAL AND FAMILY ASSET MANAGEMENT, LLC

By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 2

JFS RISK MANAGEMENT, LLC

JFS WEALTH ADVISORS, LLC

JOEL ISAACSON & CO., LLC

LAFLEUR & GODFREY LLC

LLBH PRIVATE WEALTH MANAGEMENT, LLC

LVW ADVISORS, LLC

MERRIMAN WEALTH MANAGEMENT, LLC

PETTINGA FINANCIAL ADVISORS LLC

RESNICK INVESTMENT ADVISORS, LLC

RETIREMENT ADVISORY GROUP, LLC

RETIREMENT BENEFIT CONSULTING SERVICES, LLC

RETIREMENT CONSULTING GROUP, LLC

RETIREMENT GROUP, LLC

SAPIENT PRIVATE WEALTH MANAGEMENT SERVICES, LLC

SENTINEL BENEFITS GROUP, LLC

SENTINEL FINANCIAL GROUP, LLC

STRATEGIC POINT HOLDINGS, LLC

STRATEGIC WEALTH PARTNERS GROUP, LLC

SUMMIT FINANCIAL WEALTH ADVISORS, LLC

TELEMUS CAPITAL, LLC

THE COLONY GROUP, LLC

THE FIDUCIARY GROUP, LLC

THE PORTFOLIO STRATEGY GROUP, LLC

VESTOR CAPITAL, LLC

WESPAC ADVISORS, LLC

WESPAC BENEFIT & INSURANCE SERVICES, LLC

WESPAC PLAN SERVICES, LLC

By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

ATLAS RISK MANAGEMENT, LLC

By:	ATLAS PRIVATE WEALTH MANAGEMENT, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Membe

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 2

COLONY FUNDS, LLC

By:	THE COLONY GROUP, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

IFM INSURANCE SERVICES, LLC,

By:	INSTITUTIONAL AND FAMILY ASSET MANAGEMENT, LLC
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

STRATEGIC POINT INSURANCE SERVICES, LLC

By:	STRATEGIC POINT HOLDINGS, LLC
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

STRATEGIC POINT INVESTMENT ADVISORS, LLC

By:	STRATEGIC POINT HOLDINGS, LLC
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 2

FOCUS OPERATING HOLDING CO.

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

ACORN INSURANCE AGENCY, INC.

ARC ACQUISITION, LLC

FOCUS ADVISORS, LLC

FOCUS CONSULTING, LLC

FOCUS WEALTH ADVISORS, LLC

INSTITUTIONAL AND FAMILY ASSET MANAGEMENT INSURANCE, LLC

QUADRANT PRIVATE WEALTH MANAGEMENT, LLC

LJPR FINANCIAL ADVISORS, LLC

RELATIVE VALUE PARTNERS GROUP, LLC

SENTINEL BENEFITS GROUP, INC.

SENTINEL INSURANCE AGENCY, INC.

SENTINEL PENSION ADVISORS, INC.

STGP ACQUISITION, LLC

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

VESTOR CAPITAL INSURANCE ADVISORS, LLC

By:	VESTOR CAPITAL, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 2

TELEMUS INSURANCE SERVICES, LLC

By:	TELEMUS CAPITAL, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

FOCUS OPERATING, LLC

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 2

BANK OF AMERICA N.A.,
as Administrative Agent, Lender, the L/C Issuer and the
Swing Line Lender

By:	/s/ Christopher Busconi
	Name:	Christopher Busconi
	Title:	SVP

Signature Page to Amendment No. 2

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD., as Lender

By:	/s/ Oscar D. Cortez
Name:	O. Cortez
Title:	Vice President

Signature Page to Amendment No. 2

COMERICA BANK, as a Lender,

By:	/s/ Garth Gorrall
Name:	Garth Gorrall
Title:	Senior Vice President

Signature Page to Amendment No. 2

FIFTH THIRD BANK, as Lender

By:	/s/ Lydia Altman
Name:	Lydia Altman
Title:	Vice President

Signature Page to Amendment No. 2

FIRSTBANK FLORIDA, as Lender

By:	/s/ Jose Marla Lacasa
Name:	Jose Marla Lacasa
Title:	Senior Vice President Corporate Banking

Signature Page to Amendment No. 2

THE HUNTINGTON NATIONAL BANK, as Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Vice President

Signature Page to Amendment No. 2

JPMORGAN CHASE BANK, N.A., as a Lender,

By:	/s/ Kenise Henry Larmond
Name:	Kenise Henry Larmond
Title:	Vice President

Signature Page to Amendment No. 2

SUNTRUST BANK, as a Lender,

By:	/s/ Doug Kennedy
Name:	Doug Kennedy
Title:	Vice President

Signature Page to Amendment No. 2

TRISTATE CAPITAL BANK, as a Departing Lender

By:	/s/ Mark W. Torie
Name:	Mark W. Torie
Title:	SVP

Signature Page to Amendment No. 2

U.S. BANK, N.A., as Lender

By:	/s/ Chrystian Marin
Name:	Chrystian Marin
Title:	Vice President

Signature Page to Amendment No. 2

CITIZENS BANK, N.A., as Lender

By:	/s/ David C. Kilpatrick
	Name:	David C. Kilpatrick
	Title:	Director

Signature Page to Amendment No. 2

BANKUNITED, N.A., as Lender

By:	/s/ Gerard M. McPartland
	Name:	Gerard M. McPartland
	Title:	Senior Vice President

Signature Page to Amendment No. 2

BMO HARRIS BANK N.A., as Lender

By:	/s/ Scott Ferris
Name: Scott Ferris
Title: Managing Director

Signature Page to Amendment No. 2

Schedule 2.01

Commitments and Applicable Percentages

	Revolving Commitments				Term Loan Outstandings			Aggregate Amounts
			(c)
			New			(f)		(h)	(i)
			Revolving			New Term		Old	New	(j)
			Commitment(			Loan		Revolving	Revolving	Aggregate
			after giving			outstandings		Commitment	Commitment	Increase or
		(b)	effect to	(d)	(e)	(after giving	(g)	plus Old	plus New	Decrease	(k)
	(a)	Incremental	Incremental	New	Old Term	effect to Term	New	Term Loan	Term Loan	(column (i)	New Total
	Old Revolving	Revolving	Revolving	Applicable	Loan	Loan	Applicable	Principal	Principal	minus column	Applicable
Lender	Commitment	Commitment	Commitment)	Percentage	Outstanding	assignments)	Percentage	Outstanding	Outstanding	(h))	Percentage
Bank of America, N.A.	$62,666,667	$33,213,429	$95,880,096	17.28%	$16,466,667	$7,197,436	7.58%	$79,133,334	$103,077,532	$23,944,198	15.86%
The Bank of Tokyo- Mitsubishi, UFJ, LTD	54,833,333	15,258,334	70,091,667	12.63%	4,908,333	4,908,333	5.17%	59,741,666	75,000,000	15,258,334	11.54%
Comerica Bank	11,250,000	0	11,250,000	2.03%	3,562,500	3,562,500	3.75%	14,812,500	14,812,500	0	2.28%
Fifth Third Bank	37,500,000	16,375,000	53,875,000	9.71%	11,875,000	11,875,000	12.50%	49,375,000	65,750,000	16,375,000	10.12%
Firstbank Florida	0	0	0	0.00%	9,500,000	19,500,000	20.53%	9,500,000	19,500,000	10,000,000	3.00%
The Huntington National Bank	15,000,000	7,750,000	22,750,000	4.10%	4,750,000	4,750,000	5.00%	19,750,000	27,500,000	7,750,000	4.23%
JPMorgan Chase Bank, N.A.	37,500,000	10,000,000	47,500,000	8.56%	11,875,000	11,875,000	12.50%	49,375,000	59,375,000	10,000,000	9.13%
SunTrust Bank	58,750,000	26,172,468	84,922,468	15.30%	15,437,500	15,437,500	16.25%	74,187,500	100,359,968	26,172,468	15.44%
Tristate Capital Bank	0	0	0	0.00%	9,500,000	0	0.00%	9,500,000	0	(9,500,000)	0.00%
U.S. Bank, N.A.	22,500,000	0	22,500,000	4.05%	7,125,000	7,125,000	7.50%	29,625,000	29,625,000	0	4.56%
BMO Harris Bank N.A.	N/A	95,000,000	95,000,000	17.12%	N/A	0	0.00%	N/A	95,000,000	95,000,000	14.62%
Citizens Bank, N.A.	N/A	34,153,846	34,153,846	6.15%	N/A	5,846,154	6.15%	N/A	40,000,000	40,000,000	6.15%
BankUnited, N.A.	N/A	17,076,923	17,076,923	3.08%	N/A	2,923,077	3.08%	N/A	20,000,000	20,000,000	3.08%
Totals	$300,000,000	$255,000,000	$555,000,000	100%	$95,000,000	$95,000,000	100%	$395,000,000	$650,000,000	$255,000,000	100%